American Century Investments®
Quarterly Portfolio Holdings
Focused Global Growth Fund
February 29, 2020

Focused Global Growth - Schedule of Investments
FEBRUARY 29, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.9%
Brazil — 2.8%
B3 SA - Brasil Bolsa Balcao	1,451,400	15,286,777
China — 6.6%
Alibaba Group Holding Ltd. ADR(1)	92,760	19,294,080
GDS Holdings Ltd. ADR(1)	286,910	16,632,173
		35,926,253
Hong Kong — 5.7%
AIA Group Ltd.	1,585,400	15,333,187
Hong Kong Exchanges & Clearing Ltd.	469,900	15,540,612
		30,873,799
Hungary — 1.8%
OTP Bank Nyrt	224,353	9,773,535
India — 2.8%
HDFC Bank Ltd.	923,180	15,183,336
Ireland — 2.6%
CRH plc	423,165	14,275,034
Japan — 5.5%
Shiseido Co. Ltd.	255,500	15,531,767
Sysmex Corp.	221,500	14,146,299
		29,678,066
Netherlands — 2.5%
NXP Semiconductors NV	117,400	13,347,206
Switzerland — 5.7%
Lonza Group AG(1)	39,680	15,857,232
Zurich Insurance Group AG	38,720	15,068,608
		30,925,840
United Kingdom — 2.8%
London Stock Exchange Group plc	156,701	15,327,685
United States — 61.1%
Adobe, Inc.(1)	44,987	15,525,913
Amazon.com, Inc.(1)	14,258	26,858,508
American Express Co.	124,110	13,643,412
Aptiv plc	187,440	14,640,938
Avantor, Inc.(1)	922,720	14,532,840
Bio-Rad Laboratories, Inc., Class A(1)	43,424	15,286,117
Charles Schwab Corp. (The)	341,828	13,929,491
Cheniere Energy, Inc.(1)	275,410	14,125,779
CoStar Group, Inc.(1)	24,820	16,569,584
Danaher Corp.	98,755	14,277,998
Equinix, Inc.	27,376	15,680,973
Fidelity National Information Services, Inc.	112,257	15,684,548
IHS Markit Ltd.	204,580	14,574,279
L3Harris Technologies, Inc.	73,210	14,475,813
Monster Beverage Corp.(1)	238,140	14,862,317

MSCI, Inc.	55,690	16,453,054
Pioneer Natural Resources Co.	117,758	14,458,327
ServiceNow, Inc.(1)	48,390	15,779,495
Teleflex, Inc.	42,738	14,318,085
Texas Instruments, Inc.	124,820	14,246,955
Visa, Inc., Class A	114,122	20,742,815
		330,667,241
TOTAL COMMON STOCKS (Cost $458,112,470)		541,264,772
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 7.875%, 2/15/21 - 5/15/45, valued at $1,444,104), in a joint trading account at 1.35%, dated 2/28/20, due 3/2/20 (Delivery value $1,409,871)		1,409,712
State Street Institutional U.S. Government Money Market Fund, Premier Class	77,609	77,609
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,487,321)		1,487,321
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $459,599,791)		542,752,093
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,349,958)
TOTAL NET ASSETS — 100.0%		$541,402,135

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	26.8%
Information Technology	20.7%
Health Care	16.2%
Consumer Discretionary	11.2%
Industrials	8.5%
Consumer Staples	5.7%
Energy	5.3%
Real Estate	2.9%
Materials	2.6%
Cash and Equivalents*	0.1%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Brazil	—	15,286,777	—
Hong Kong	—	30,873,799	—
Hungary	—	9,773,535	—
India	—	15,183,336	—
Ireland	—	14,275,034	—
Japan	—	29,678,066	—
Switzerland	—	30,925,840	—
United Kingdom	—	15,327,685	—
Other Countries	379,940,700	—	—
Temporary Cash Investments	77,609	1,409,712	—
	380,018,309	162,733,784	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.